UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
October 12, 2007

Nanobac Pharmaceuticals, Incorporated
(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	0-24696 (Commission File Number)	59-3248917 (I.R.S. Employer Identification Number)

4730 N Habana Ave Suite 205 Tampa FL 33614
(Address of Principal Executive Office) (Zip Code)

(813) 264-2241
(Registrant’s telephone number, including area code)

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)    New independent accountants

On October 11, 2007, the Company engaged Rotenberg, Meril, Solomon, Bertiger and Guttilla, P.C. as its new principal independent accountant. The engagement was approved by the Board of Directors on October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nanobac Pharmaceuticals Incorporated. (Registrant)

Date: October 12, 2007	By:	/s/ John D. Stanton
John D. Stanton, Chief Executive Officer